President

Section 906 Certification under Sarbanes Oxley Act

I, Vincent J. Esposito, certify that:

1.	I have reviewed this report, filed on behalf of NY Tax Free Money Fund Investment, a series of DWS Advisor Funds, on Form N-CSR;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSR (the “Report”) fully complies with the requirements of § 13 (a) or §15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2006	/s/Vincent J. Esposito
Vincent J. Esposito
President
NY Tax Free Money Fund Investment, a series of DWS Advisor Funds

Chief Financial Officer and Treasurer

Section 906 Certification under Sarbanes Oxley Act

I, Paul Schubert, certify that:

1.	I have reviewed this report, filed on behalf of NY Tax Free Money Fund Investment, a series of DWS Advisor Funds, on Form N-CSR;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSR (the “Report”) fully complies with the requirements of § 13 (a) or § 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2006	/s/Paul Schubert
Paul Schubert
Chief Financial Officer and Treasurer
NY Tax Free Money Fund Investment, a series of DWS Advisor Funds

President

Section 906 Certification under Sarbanes Oxley Act

I, Vincent J. Esposito, certify that:

1.	I have reviewed this report, filed on behalf of Tax Free Money Fund Investment, a series of DWS Advisor Funds, on Form N-CSR;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSR (the “Report”) fully complies with the requirements of § 13 (a) or §15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2006	/s/Vincent J. Esposito
Vincent J. Esposito
President
Tax Free Money Fund Investment, a series of DWS Advisor Funds

Chief Financial Officer and Treasurer

Section 906 Certification under Sarbanes Oxley Act

I, Paul Schubert, certify that:

1.	I have reviewed this report, filed on behalf of Tax Free Money Fund Investment, a series of DWS Advisor Funds, on Form N-CSR;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSR (the “Report”) fully complies with the requirements of § 13 (a) or § 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2006	/s/Paul Schubert
Paul Schubert
Chief Financial Officer and Treasurer
Tax Free Money Fund Investment, a series of DWS Advisor Funds